EXHIBIT 32
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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the period ending June 30, 2007. The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 13, 2007            /s/Raul S. McQuivey
                                    -----------------------------------------
                                    Raul S. McQuivey
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)




Dated:   August 13, 2007            /s/Sidney C. Hooper
                                    -----------------------------------------
                                    Sidney C. Hooper
                                    Chief Financial Officer and Treasurer
                                    (Principal Accounting Officer)